UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 9, 2014

Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3363 NE 163rd Street, Suite 705, North Miami Beach, FL 33160
(Address of Principal Executive Offices) (Zip Code)

(305) 507-8808
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Net Element, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to its Current Report on Form 8-K filed with the Securities and Exchange Commission on December 11, 2014 (the “Original Filing”) in order to correct an error in reporting (i) vesting schedule for 331,383 restricted shares of the Company common stock awarded to Oleg Firer, 165,691 restricted shares of the Company common stock awarded to Steven Wolberg and 98,144 restricted shares of the Company common stock awarded to Jonathan New and (ii) the grants of 200,000 incentive stock options to purchase shares of the Company common stock (the “Options”) to Oleg Firer, 100,000 Options to Steven Wolberg and 50,000 Options to Steven Wolberg. Rather than granting such Options, the Compensation Committee of the Board of Directors of the Company contemplated granting 200,000 restricted shares of the Company common stock to Oleg Firer, 100,000 restricted shares of the Company common stock to Steven Wolberg and 50,000 restricted shares of the Company common stock to Jonathan New, subject to vesting as described below. Accordingly, the Compensation Committee of the Board of Directors of the Company corrected the error in such grant.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2014, the Compensation Committee of the Board of Directors of the Company, approved and authorized grants of the equity awards pursuant to the Company’s 2013 Equity Incentive Compensation Plan: (i) 331,383 restricted shares of the Company common stock (subject to vesting on January 1, 2015) and 200,000 restricted shares of the Company common stock (subject to vesting in in four equal one-fourth amounts of the total grant commencing on April 1, 2015, and thereafter on July 1, 2015, October 1, 2015 and January 1, 2016) to Oleg Firer, the Chief Executive Officer of the Company; (ii) 165,691 restricted shares of the Company common stock (subject to vesting on January 1, 2015) and 100,000 restricted shares of the Company common stock (subject to vesting in in four equal one-fourth amounts of the total grant commencing on April 1, 2015, and thereafter on July 1, 2015, October 1, 2015 and January 1, 2016) to Steven Wolberg, the Chief Legal Officer of the Company; and (iii) 98,144 restricted shares of the Company common stock (subject to vesting on January 1, 2015) and 50,000 restricted shares of the Company common stock (subject to vesting in in four equal one-fourth amounts of the total grant commencing on April 1, 2015, and thereafter on July 1, 2015, October 1, 2015 and January 1, 2016) to Jonathan New, the Chief Financial Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2015

NET ELEMENT, INC.

By:	/s/ Jonathan New
Name: Title:	Jonathan New Chief Financial Officer